SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	May 31, 2023	Feb. 28, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

15. SUBSEQUENT EVENTS

Subsequent to May 31, 2023 through to July 14, 2023:

—   the Company issued 441,502,460 common shares pursuant to a share purchase agreement for gross proceeds of $2,922,520, issuance costs of $132,591 and net proceeds of $2,789,929.

18. SUBSEQUENT EVENTS

Subsequent to February 28, 2023 through to June 5, 2023,

—   the Company issued 280,929,190 common shares pursuant to a share purchase agreement for gross proceeds of $1,400,194, issuance costs of $81,285 and cash proceeds of $1,318,909.

—   on March 19 ,2023 the shareholders approved an increase to its authorized common stock by 1,225,000,000 shares

—   on March 22, 2023 the Company entered into an Equity Financing Agreement whereby an investor shall invest up to $30,000,000 over the course of twenty four (24) month at a purchase price of eighty percent (80%) of the lowest trade price in the 9 day preceding period. If the average Closing Price for the Common Stock during the three (3) trading days preceding a purchase is equal to or greater than one cent ($.01) per share, the applicable purchase price shall equal eighty five percent (85%) of the lowest trade price in the 9 day preceding period. Following an up-list to the NASDAQ or an equivalent national exchange by the Company, the purchase price shall equal ninety percent (90%) of the lowest Volume Weighted Average Price (“VWAP”) for the Common Stock during the 9 day preceding period subject to a floor of $4.50 per share, below which the Company shall not be required to sell shares. In conjunction with the above agreement, the Company entered into a Registration Rights Agreement.